UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2022

Eucrates Biomedical Acquisition Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39650	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

250 West 55th Street, Suite 13D

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-710-5220

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbols	Name of Each Exchange on Which Registered:
Ordinary shares, no par value	EUCR	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	EUCRW	Nasdaq Capital Market
Units, each consisting of one Ordinary Shares and one-third of one warrant	EUCRU	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on January 20, 2022 Eucrates Biomedical Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Promissory Note”) to Eucrates LLC (the “Sponsor”). The Promissory Note provides that the Company may borrow up to an aggregate maximum amount of $600,000 from the Sponsor, $250,000 of which was drawn by the Company on January 24, 2022. On November 7, 2022 the Company drew the remaining $350,000 available on the Promissory Note.

The Promissory Note does not bear any interest. If the Company completes an initial business combination, the Company would repay outstanding loaned amounts under the Promissory Note. In the event that the Company is unable to complete an initial business combination, the Company may use a portion of the working capital held outside its trust account to repay such loaned amounts but no proceeds from its trust account would be used for such repayment. The loans are convertible into units of the Company, at a price of $10.00 per unit, at the option of the Sponsor. The units would be identical to those units that were issued to the Sponsor in a private placement concurrent with the Company’s initial public offering.

The foregoing summary of the Promissory Note is qualified in its entirety by reference to the text of the Promissory Note, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on January 26, 2022 and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2022

EUCRATES BIOMEDICAL ACQUISITION CORP.

By:	/s/ Gonzalo Cordova
Name: Gonzalo Cordova
Title: Chief Financial Officer